DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Short-Intermediate Municipal Bond Fund for its fiscal year ended March 31, 1997. Your Fund produced a total return of 3.96%, which includes bond price changes, interest income and capital gain distributions.* Income dividends exempt from Federal personal income taxes of approximately $.564 per share were paid to shareholders.** This is equivalent to an annualized tax-free distribution rate per share of 4.34%.***
THE ECONOMY
      Reacting to an economy which reflects strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices in virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
      Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
      Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
MARKET ENVIRONMENT
      Recent market activity indicates that despite the assumed 25 basis-point rate hike considered "priced into" most long-term securities in advance of the Federal Reserve move, prices of those securities have fallen an additional 25 basis points since the March 25 announcement. It appears that currently, the bond market bears are in control of the interpretation of the follow-up data on the U.S. economy. This phenomenon has mostly affected long-term Treasury and other long-term taxable debt instruments, while the effect on municipal bonds has not been as severe. The increase in municipal bond yields, and their corresponding price decreases, have only been two-thirds as much as taxables; the impact on short-intermediate tax exempt securities, the kind that constitute your Fund, has been even less. Most municipal new-issue bonds in the past week were well placed despite the significant new issue calendar of almost $8 billion over the last two weeks. So far, this has occurred with little adverse anticipatory selling. Demand has re-emerged from the individual retail sector, which in some cases is running 25% above the recent trend. Higher yields and reallocation from the correction in equities apparently are the primary incentives. Additionally, the property casualty insurance companies, which have not been net adders of tax exempt securities according to some data sources, have actually been large buyers to replace called securities bought ten years ago, a time when the insurance cycle favored the purchase of tax exempt securities.
THE PORTFOLIO
      The Fund's portfolio is laddered with securities that represent the most stable relative relationship on the municipal yield curve relative to their taxable counterparts. This relationship has endured, not only recently, but also during the time of the last round of Fed tightenings in 1994. We intend to hold many of the securities that maintain or enhance this performance characteristic through the year. The Fund has been a net seller in the first quarter of the year and has had some older income securities mature. To remain invested and not compromise the dividend component of our return to you, we reinvested in the three-to-four-year maturity range. This has preserved the Fund's income production and moved the weighted average life of the Fund back into 21\2 years, its traditional maturity range. Going forward, if there is a new increasing rate environment, we plan to be very selective about integrating any purchase of this sector of the municipal bond market (regardless of positive history), and we intend to maintain the capital preservation goals this Fund represents.
      Enclosed please find a copy of the recent portfolio holdings for your review.
                                  Very truly yours,

                           [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
April 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

Dreyfus Short-Intermediate Municipal Bond Fund                March 31, 1997

[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
SHORT-INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX

$21,761
Lehman Brothers
10-Year Municipal
Bond Index*
Dollars
$17,319
Dreyfus Short-
Intermediate Municipal
Bond Fund
[Eshibit A]

*Source: Lehman Brothers

Average Annual Total Returns

                   One Year Ended                  Five Years Ended              From Inception (4/30/87)
                   March 31, 1997                   March 31, 1997                  to March 31, 1997
                 ___________________               ________________              _________________________
                       3.96%                            4.73%                             5.69%

Presented above is a comparison of the Fund's historical performance with that of the Lehman Brothers 10-Year Municipal Bond Index, a broad-based publicly available market Index determined to be representative of the market in which the Fund operates.
This Lehman Brothers 10-Year Municipal Bond Index has been selected because currently there is no publicly available Index that is truly representative of the "short-intermediate" municipal bond market. The Fund invests primarily in short-intermediate municipal securities and maintains a portfolio with a weighted-average maturity ranging between 2 and 3 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses.
As a general rule, the longer a bond's maturity, the higher the yield. As the Lehman Brothers Index being used is a 10-Year Index, under normal market conditions, the Index should outperform the Fund's portfolio.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Municipal Bond Fund on 4/30/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Past performance is not predictive of future performance. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                   MARCH 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments_100.0%                                                               Amount          Value
                                                                                                    __________     __________
Alaska_4.8%
Alaska Student Loan Corp., Student Loan Revenue:
    4.70%, 7/1/1998.........................................................                    $    3,060,000   $  3,073,801
    5.25%, 7/1/1999 (Insured; AMBAC)........................................                         3,100,000      3,136,425
    5.25%, 7/1/2001 (Insured; AMBAC)........................................                         1,000,000      1,005,580
North Slope Borough:
    Zero Coupon, 6/30/1999 (Insured; MBIA)..................................                         1,000,000        902,930
    Zero Coupon, 6/30/1999 (Insured; MBIA)..................................                         4,000,000      3,611,720
    Zero Coupon, 6/30/2000 (Insured; MBIA)..................................                         2,500,000      2,146,800
    Zero Coupon, 6/30/2001 (Insured; MBIA)..................................                         2,000,000      1,630,000
Arkansas_.5%
Springdale Residential Housing and Health Care Facilities Board, Revenue
    (Springdale Memorial Hospital Project) 5.10%, 10/1/1997.................                         1,670,000      1,678,834
California_4.9%
California Statewide Communities Development Authority, Insured HR,
    Refunding, COP (Triad Healthcare) 5.25%, 8/1/1997.......................                         2,500,000      2,501,525
Chula Vista, MFHR (Eucalyptus Grove Project) 5.75%, 11/1/1997...............                         4,760,000      4,766,188
Santa Rosa Housing Authority, MFHR (Dutton Partners Project) 4.875%, 9/1/1997                        8,750,000      8,757,700
Colorado_1.2%
Colorado Student Obligation Bond Authority, Student Loan Revenue
    5.20%, 9/1/1997.........................................................                         1,200,000      1,206,000
Denver City and County Airport, Revenue, Refunding:
    5.05%, 11/15/2000.......................................................                         1,495,000      1,494,910
    5.10%, 11/15/2001.......................................................                         1,160,000      1,155,221
Connecticut_2.8%
Connecticut, Housing Mortgage Revenue (Chestnut Hill Apartments)
    4.60%, 4/1/1997 (LOC; National Australia Bank) (a)......................                         3,875,000      3,868,064
Mashantucket Western Pequot Tribe, Special Revenue
    6.25%, 9/1/2001 (b).....................................................                         5,000,000      5,204,550
District of Columbia_2.7%
District of Columbia, Refunding:
    4.60%, Series C, 12/1/1997..............................................                         2,000,000      2,002,340
    4.60%, Series D, 12/1/1997..............................................                         5,250,000      5,256,143
District of Columbia Redevelopment Land Agency, Special Tax Revenue
    (Washington D.C. Sports Arena):
      5.10%, 11/1/1998......................................................                         925,000         930,125
      5.40%, 11/1/2000......................................................                         750,000         755,783
Florida_8.2%
Escambia County Health Facilities Authority, Health Facilities Revenue,
Refunding
    (Azalea Trace Inc.):
      4.75%, 1/1/2000.......................................................                          790,000         778,561

Dreyfus Short-Intermediate Municipal Bond Fund
Statement of Investments (continued)                                                                            March 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                    __________     __________
Florida (continued)
Escambia County Health Facilities Authority, Health Facilities Revenue, Refunding
    (Azalea Trace Inc.) (continued):
      5%, 1/1/2001..........................................................                   $       830,000    $   817,691
      5.10%, 1/1/2002.......................................................                           870,000        853,418
Florida Housing Finance Agency:
    (Forest Place Apartment) 4.85%, 12/1/1999...............................                         9,000,000      9,076,860
    Multi-Family Housing:
      5.35%, Series E, 6/1/2000.............................................                         5,085,000      5,144,698
      5.35%, Series F, 6/1/2000.............................................                         2,000,000      2,023,480
      5.35%, Series G, 6/1/2000.............................................                         3,650,000      3,692,851
      (The Crossings Project) 4.85%, 2/1/2001...............................                         4,500,000      4,464,045
Illinois_3.7%
Glenview, EDR (Valley Lo Towers II Project) 5.75%, 12/1/1997................                         5,000,000      5,039,900
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue
    Zero Coupon, 6/15/1997 (Insured; AMBAC).................................                         7,035,000      6,977,805
Iowa_.5%
Des Moines, HR, Refunding (Des Moines General Hospital)
    5.05%, 11/15/2000 (LOC; Norwest Bank Minnesota) (a).....................                         1,545,000      1,549,975
Louisiana_1.0%
Louisiana Public Facilities Authority, Revenue
    (Equipment Leasing-Department of Public Safety):
      4.60%, 8/1/1999 (Insured; AMBAC)......................................                         1,515,000      1,515,576
      4.75%, 8/1/2000 (Insured; AMBAC)......................................                         1,745,000      1,742,225
Maryland_1.0%
Maryland State Energy Financing Administration, SWDR
    (Wheelabrator Water Projects):
      5.10%, 12/1/1999......................................................                         1,000,000      1,005,870
      5.30%, 12/1/2000......................................................                         1,250,000      1,257,338
      5.45%, 12/1/2001......................................................                         1,000,000      1,008,270
Massachusetts_4.1%
Massachusetts Bay Transportation Authority (Massachusetts General
Transportation System):
    7.625%, 3/1/2009 (Insured; FSA) (Prerefunded 3/1/1998) (c)..............                         1,000,000      1,053,430
    7.75%, 3/1/2011 (Insured; FSA) (Prerefunded 3/1/1998) (c)...............                         1,000,000      1,054,550
Massachusetts Education Loan Authority, Education Loan Revenue
    4.75%, 7/1/2000 (Insured; AMBAC)........................................                         1,750,000      1,738,958
Massachusetts Health and Educational Facilities Authority, Revenue
    (Lahey Clinic Medical Center)
      7.625%, 7/1/2018 (Insured; MBIA) (Prerefunded 7/1/1998) (c)...........                         1,000,000      1,062,780
Massachusetts Municipal Wholesale Electric Co.,
    Power Supply System Revenue 5.20%, 7/1/1998.............................                          5,000,000     5,057,500

Dreyfus Short-Intermediate Municipal Bond Fund
Statement of Investments (continued)                                                                           March 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount           Value
                                                                                                     _________      _________
Massachusetts (continued)
New England Education Loan Marketing Corp., Massachusetts Student
    Loan Revenue, Refunding 5%, 6/1/1998....................................                    $    3,400,000   $  3,435,836
Michigan_3.7%
Flint Hospital Building Authority, Revenue, Refunding (Hurley Medical Center):
    5.25%, 7/1/1998.........................................................                         2,050,000      2,059,430
    5.50%, 7/1/1999.........................................................                         2,160,000      2,172,485
    5.50%, 7/1/2000.........................................................                         1,225,000      1,224,890
Greater Detroit, Resource Recovery Authority, Revenue, Refunding
    5%, 12/13/2000 (Insured; AMBAC).........................................                         2,500,000      2,525,875
Michigan Housing Development Authority, Rental Housing Revenue:
    5%, 10/1/1999 (Insured; MBIA)...........................................                         1,915,000      1,931,546
    5.15%, 4/1/2000 (Insured; MBIA).........................................                         1,975,000      1,996,409
Mississippi_1.5%
Jackson Housing Authority, MFHR (Arbor Park Apartment Project)
    5.05%, 12/1/2001 (LOC; Deposit Guaranty National Bank) (a)..............                         2,500,000      2,496,125
Mississippi Higher Education Assistance Corp., Student Loan Revenue, Refunding
    5.70%, 7/1/1997.........................................................                         2,435,000      2,445,227
New Jersey_2.6%
Monroe Township Municipal Utilities Authority, Water and Sewer System Revenue, Refunding
    6.875%, 2/1/2017 (Insured; MBIA) (Prerefunded 2/1/2000) (c).............                         5,000,000      5,261,200
New Jersey Economic Development Authority, Wastepaper Recycling
    Revenue (MPMI Inc. Project) 5.10%, 2/1/1999.............................                         1,760,000      1,753,066
New Jersey Health Care Facilities Financing Authority, Revenue
    (Saint Peter's Medical Center) 6%, 7/1/2021 (Insured; MBIA) (Prerefunded 7/1/2001) (c)           1,500,000      1,570,380
New Mexico_1.9%
Albuquerque, Gross Receipts Tax Subordinate Lien (Affordable Housing Project)
    5.375%, 7/1/2001........................................................                         6,125,000      6,145,641
New York_30.7%
New York City:
    4.875%, 8/1/1997........................................................                         4,000,000      4,011,560
    5.25%, 8/1/1997.........................................................                        15,000,000     15,061,800
    Refunding 5%, 2/15/2000.................................................                        21,000,000     20,987,610
    4.85%, 2/15/2000........................................................                         2,410,000      2,398,649
    5.10%, 2/15/2001........................................................                         2,000,000      1,994,320
    Refunding 5.50%, 8/1/2001...............................................                         9,000,000      9,109,800
    5%, 10/15/2001..........................................................                         7,500,000      7,445,850
New York State Dormitory Authority, Revenue:
    Court Facilities Lease 4.80%, 5/15/2001.................................                         2,645,000      2,613,763
    (Department of Health) 4.75%, 7/1/2001..................................                         1,435,000      1,412,700
    Lease, Refunding (State University Dormitory Facilities) 4.875%, 7/1/2000                        8,665,000      8,641,171

Dreyfus Short-Intermediate Municipal Bond Fund
Statement of Investments (continued)                                                                           March 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                    __________      __________
New York (continued)
New York State Dormitory Authority, Revenue (continued):
    (Mental Health Services Facilities):
      Refunding 5%, 2/15/2001...............................................                    $    6,985,000   $  6,957,898
      5%, 2/15/2002.........................................................                         1,590,000      1,574,354
      Refunding 5%, 2/15/2002...............................................                         7,095,000      7,025,185
    Refunding (City University System) 5.10%, 7/1/2001......................                         1,285,000      1,285,874
New York State Energy Research and Development Authority, Service Contract Revenue
    (Western New York Nuclear Service Center Project):
      5%, 4/1/2001..........................................................                         1,625,000      1,614,551
      5%, 4/1/2002..........................................................                         1,795,000      1,771,611
New York State Housing Finance Agency, Revenue, Refunding
    (Health Facilities-New York City):
      4.85%, 5/1/1999.......................................................                         1,080,000      1,082,203
      4.85%, 11/1/1999......................................................                         1,360,000      1,363,210
      5.15%, 5/1/2000.......................................................                         1,140,000      1,143,808
      5.15%, 11/1/2000......................................................                         1,430,000      1,435,506
New York State Urban Development Corp., Revenue, Refunding
    (Onondaga County Convention Project) 4.875%, 1/1/2000...................                         1,000,000        998,780
North Carolina_1.5%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding
    5.20%, 1/1/2001.........................................................                         5,000,000      5,008,000
Oklahoma_.4%
Holdenville Industrial Authority, Correctional Facility Revenue
    5.70%, 7/1/2001.........................................................                         1,175,000      1,185,904
Pennsylvania_5.9%
Armstrong County Hospital Authority, HR
    (Saint Francis Central Hospital) 5.25%, 11/1/1997 (LOC; Pittsburgh National Bank) (a)            3,100,000      3,118,817
Philadelphia, Gas Works Revenue 5.20%, 7/1/1997.............................                         11,845,000    11,879,587
Philadelphia Hospitals and Higher Education Facilities Authority, HR
    (Pennsylvania Hospital) 5.50%, 7/1/2000.................................                         4,165,000      4,189,198
Rhode Island_1.6%
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Refunding
    5%, 7/1/2000 (Insured; AMBAC)...........................................                         5,000,000      5,060,900
South Dakota_1.9%
South Dakota Student Loan Finance Corp., Student Loan Revenue 5.70%, 8/1/1999                        6,000,000      6,121,380
Texas_4.8%
Bell County Health Facilities Development Corp., Revenue, Refunding
    5.33%, 10/1/1998 (b,d)..................................................                         11,200,000    11,214,000

Dreyfus Short-Intermediate Municipal Bond Fund
Statement of Investments (continued)                                                                          March 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                    __________     __________
Texas (continued)
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding:
    5.30%, 12/1/1997........................................................                    $    1,845,000   $  1,860,037
    4.95%, 6/1/1998.........................................................                         2,500,000      2,512,500
Utah_1.6%
Intermountain Power Agency, Power Supply Revenue
    5.05%, 7/1/2001 (Insured; MBIA).........................................                         5,035,000      5,091,190
Virginia_3.4%
Fairfax County Redevelopment and Housing Authority, Guaranteed Revenue,
Refunding
    (Shenandoah Crossing Apartments) 5.25%, 12/1/1997.......................                         8,100,000      8,108,910
Penninsula Ports Authority, Revenue, Refunding (Olde Hampton Hotel)
    4.875%, 7/1/1999 (LOC; Nationsbank of Virginia, N.A.) (a)...............                         3,000,000      3,008,010
West Virginia_1.5%
West Virginia Public Energy Authority, Energy Revenue
    (Morgantown Association Project) 5.50%, 1/1/1998 (LOC; Swiss Bank Corp.) (a)                     4,860,000      4,917,687
U.S. Related_1.6%
Guam Airport Authority, Revenue 5.80%, 10/1/1999............................                         1,705,000      1,735,877
Puerto Rico Municipal Finance Agency 5%, 7/1/1998...........................                         3,655,000      3,688,223
                                                                                                                 ____________
TOTAL INVESTMENTS
    (cost $324,793,828).....................................................                                     $325,648,953
                                                                                                                 =============



DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                    Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue


Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's           Percentage of Value
____                               _______                       __________________          ______________________
AAA                                Aaa                            AAA                               17.0%
AA                                 Aa                             AA                                15.1
A                                  A                              A                                 37.7
BBB                                Baa                            BBB                               20.7
BB                                 Ba                             BB                                 2.2
F1                                 MIG1/P1                        SP1/A1                             6.8
Not Rated(f)                       Not Rated(f)                   Not Rated(f)                        .5
                                                                                                  ________
                                                                                                  100.0%
                                                                                                 =========

Notes to Statement of Investments:
(a)Secured by letters of credit.
(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, these securities amounted to $16,418,550 or 5.1% of net assets.
(c)Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(d)Inverse floater security_the interest rate is subject to change periodically.
(e)Fitch currently provides creditworthiness information for a limited number of investments.
(f)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                              MARCH 31, 1997
                                                                                                  Cost                Value
                                                                                             ______________        ___________
ASSETS:                          Investments in securities_See Statement of Investments      $324,793,828         $325,648,953
                                 Interest receivable........................                                         4,304,094
                                 Prepaid expenses...........................                                            59,911
                                                                                                                   ___________
                                                                                                                   330,012,958
                                                                                                                   ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         162,444
                                 Due to Distributor.........................                                            12,790
                                 Cash overdraft due to Custodian............                                         4,087,632
                                 Payable for shares of Beneficial Interest redeemed                                    587,882
                                 Accrued expenses...........................                                           149,159
                                                                                                                   ___________
                                                                                                                     4,999,907
                                                                                                                   ___________
NET ASSETS..................................................................                                      $325,013,051
                                                                                                                  ============
REPRESENTED BY:                  Paid-in capital............................                                      $330,665,798
                                 Accumulated net realized gain (loss) on investments                                (6,507,872)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 4....................                                           855,125
                                                                                                                   ___________
NET ASSETS..................................................................                                      $325,013,051
                                                                                                                  ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                      25,172,453
NET ASSET VALUE, offering and redemption price per share....................                                            $12.91
                                                                                                                       =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                              YEAR ENDED MARCH 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $16,827,407
EXPENSES:                        Management fee_Note 3(a)...................                   $  1,638,089
                                 Shareholder servicing costs_Note 3(b)......                        552,066
                                 Custodian fees.............................                        300,669
                                 Trustees' fees and expenses_Note 3(c)......                         65,554
                                 Professional fees..........................                         56,637
                                 Registration fees..........................                         36,668
                                 Prospectus and shareholders' reports_Note 3(b)                      31,033
                                 Loan commitment fees_Note 2................                          1,819
                                 Miscellaneous..............................                         22,094
                                                                                               _____________
                                       Total Expenses.......................                      2,704,629
                                 Less-reduction in management fee due to
                                     undertakings_Note 3(a).................                        (72,080)
                                                                                               _____________
                                       Net Expenses.........................                                         2,632,549
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                        14,194,858
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $     278,170
                                 Net unrealized appreciation (depreciation) on investments       (1,727,475)
                                                                                               _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (1,449,305)
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $12,745,553
                                                                                                                 ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended            Year Ended
                                                                                       March 31, 1997         March 31, 1996
                                                                                   ___________________      __________________
OPERATIONS:
    Investment income_net.................................................            $   14,194,858         $   15,858,961
    Net realized gain (loss) on investments.................................                 278,170                (12,114)
    Net unrealized appreciation (depreciation) on investments...............              (1,727,475)             4,334,551
                                                                                   ___________________      __________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.......              12,745,553             20,181,398
                                                                                   ___________________      __________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...................................................             (14,276,210)           (15,777,609)
    Net realized gain on investments........................................                  (9,971)                 __
                                                                                   ___________________      __________________
      Total Dividends.......................................................             (14,286,181)           (15,777,609)
                                                                                   ___________________      __________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................             187,552,735            159,298,364
    Dividends reinvested....................................................              12,180,467             13,463,701
    Cost of shares redeemed.................................................            (211,240,352)          (219,888,578)
                                                                                   ___________________      __________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (11,507,150)           (47,126,513)
                                                                                   ___________________      __________________
          Total Increase (Decrease) in Net Assets...........................             (13,047,778)           (42,722,724)
NET ASSETS:
    Beginning of Period.....................................................             338,060,829            380,783,553
                                                                                   ___________________      __________________
    End of Period...........................................................           $ 325,013,051          $ 338,060,829
                                                                                   =================       ================
Undistributed investment income_net.........................................                   __              $     81,352
                                                                                   ___________________      __________________
                                                                                           Shares                 Shares
                                                                                   ___________________      __________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................                 14,483,518             12,288,534
    Shares issued for dividends reinvested..................................                 940,554              1,038,945
    Shares redeemed.........................................................             (16,315,596)           (16,971,344)
                                                                                   ___________________      __________________
      Net Increase (Decrease) in Shares Outstanding.........................                (891,524)            (3,643,865)
                                                                                   =================       ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                 Year Ended March 31,
                                                           _____________________________________________________________
PER SHARE DATA:                                            1997          1996         1995         1994         1993
                                                        _________     _________     _________   _________     _________
    Net asset value, beginning of period.........         $12.97        $12.82       $13.02       $13.21       $12.85
                                                        _________     _________     _________   _________     _________
    Investment Operations:
    Investment income_net........................            .56           .58          .57          .58          .63
    Net realized and unrealized gain (loss)
      on investments............................            (.06)          .15         (.20)        (.18)         .38
                                                        _________     _________     _________   _________     _________
    Total from Investment Operations............             .50           .73          .37          .40         1.01
                                                        _________     _________     _________   _________     _________
    Distributions:
    Dividends from investment income_net.........           (.56)         (.58)        (.57)        (.58)        (.63)
    Dividends from net realized gain
       on investments                                         __           __            __         (.01)        (.02)
                                                        _________     _________     _________   _________     _________
    Total Distributions..........................           (.56)         (.58)        (.57)        (.59)        (.65)
                                                        _________     _________     _________   _________     _________
    Net asset value, end of period...............         $12.91        $12.97       $12.82       $13.02       $13.21
                                                       =========      ========     =========    =========     =========
TOTAL INVESTMENT RETURN..........................          3.96%          5.78%        2.93%       3.05%        8.04%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......           .80%           .68%         .70%        .74%        .75%
    Ratio of net investment income
      to average net assets......................          4.33%         4.49%         4.42%       4.35%        4.76%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........           .02%          .05%          __          __            __
    Portfolio Turnover Rate......................         47.84%        44.39%       37.38%       34.68%       31.80%
    Net Assets, end of period (000's Omitted)..         $325,013      $338,061     $380,784     $598,274     $386,464
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Short-Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $6,430,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $3,557,000 of the carryover expires in fiscal 2003 and $2,873,000 expires in fiscal 2004.
    As a result of the treatment of market discount for financial reporting purposes, versus federal income tax purposes, the Fund reclassified $8,643 from undistributed net realized and unrealized gains to net investment income. This amount represented the cumulative effect of such difference. Results of operations and net assets were not effected by this reclassification.

Dreyfus Short-Intermediate Municipal Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11 \2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from April 1, 1996 through August 16,
1996 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $72,080 during the period ended March 31, 1997.
    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended March 31, 1997, $338,961 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $108,573 during the period ended March 31, 1997.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective March 3, 1997, a .10% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

Dreyfus Short-Intermediate Municipal Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997 amounted to $158,015,630 and $168,680,852, respectively.
    At March 31, 1997, accumulated net unrealized appreciation on investments was $855,125, consisting of $1,434,033 gross unrealized appreciation and $578,908 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
April 24, 1997


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS SHORT-INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            591AR973
[Dreyfus logo]
Registration Mark

Short-Intermediate
Municipal
Bond Fund
Annual Report
March 31, 1997